SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant [ X  ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X  ]Preliminary Proxy Statement         [    ]    Confidential, for Use of the
                                                    Commission Only (as
                                                    permitted by Rule
                                                    14a-6(e)(2))
[    ]    Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE QUANTUM GROUP, INC.
            (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X  ]    No fee required
[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[    ]    Fee paid previously with preliminary materials.
[    ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                          THE QUANTUM GROUP, INC.

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON JUNE 27, 1997


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of The Quantum Group, Inc., a Nevada corporation, (the "Company") will be held Friday, June 27, 1997, at 2:00 p.m., local time, at the executive offices of the Company located at Park Irvine Business Center, 14771 Myford Road, Building B, Tustin, California 92780, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect the following directors to serve for the ensuing year and until their successors are duly elected and qualified: Ehrenfried Liebich, John F. Pope and Keith J. Fryer.

     2. To approve of a one (1) for three (3) reverse split of the issued and outstanding common shares of the Company.

     3.  To approve the 1997 Stock Option Plan of the Company.

     4. To amend the Articles of Incorporation to create a class of preferred Stock, to consist of 5,000,000 shares which may be issued in series or classes and with such other designation of rights and preferences as may be determined by the Board of Directors.

     5. To transact such other business as may properly come before the meeting, and, if necessary, to adjourn the meeting from time to time.

     Shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders are shareholders of record at the close of business June 1, 1997, as fixed by action of the Board of Directors.

     The Company's Proxy Statement is submitted herewith.

Dated: June 6, 1997

                              By Order of the Board of Directors
                              /s/ Ehrenfried Liebich
                            ___________________________________

                                 Ehrenfried Liebich, President
                          THE QUANTUM GROUP, INC.
                        Park Irvine Business Center
                       14771 Myford Road, Building B
                         Tustin, California 92780


PROXY STATEMENT FOR 1997
ANNUAL MEETING OF SHAREHOLDERS


     The enclosed proxy is solicited on behalf of The Quantum Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Friday, June 27, 1997, at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive office at 14771 Myford Road, Building B, Tustin, California 92780. The Company's telephone number at that address is (714) 508-1470.

     THESE PROXY SOLICITATION MATERIALS ARE TO BE MAILED ON OR ABOUT JUNE 15, 1997 TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING. A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-KSB WILL ACCOMPANY THIS PROXY STATEMENT.

              INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE

     Shareholders of record at the close of business on June 1, 1997 (the "Record Date") are entitled to notice of the meeting and to vote at the meeting. As of the Record Date, 9,459,696 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Each shareholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. There is no provision to allow cumulative voting of shares for the election of directors.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Nevada law for approval of proposals presented to shareholders. The Bylaws provide that a quorum of stockholders consists of one third (1/3) of the voting power entitled to vote and present or represented by proxy at the meeting. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat abstentions as votes in favor of approving any matter submitted to shareholders for a vote. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be in favor of each matter set forth in the Proxy and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     The Company anticipates that the next Annual Meeting of Shareholders will be held in June of 1998. Therefore, proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than February 1998, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1997, by each director, by all directors and officers of the Company as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                 Amount and
                 Nature of
Title of         Name of                       Beneficial     Percentage
Class            Beneficial Owner               Ownership       of Class
--------         --------------------------  -------------    -----------
Common            Ehrenfried Liebich            3,962,778       41.89%
                  14771 Myford Road
                  Building B
                  Tustin, California 90744

Common            Keith J. Fryer                    5,200 (1)   .0005%
                  14771 Myford Road
                  Building B
                  Tustin, California 90744

Common            John F. Pope                    131,000 (2)   .013%
                  14771 Myford Road
                  Building B
                  Tustin, California 90744

Common            Mr. Herz Thomas Aguera        1,500,000       15.86%
                  331 Rio Grande Street, #B
                  Salt Lake City, Utah 84101



-----------------------------------------------------------------------------
Common            All Officers, Directors
                  as a Group:                   4,098,978       43.33%
                  (3 persons)
------------------------------------------------------------------------------

(1) These shares are owned by Keith Fryer Associates California, Inc. Mr. Fryer is the owner operator of that business and is deemed to be the beneficial owner of these shares because he holds the sole voting and investment power regarding such shares.

(2) Mr. Pope's total shares include 106,000 shares held of record by Parallex Capital Corporation which he may be deemed to be a beneficial owner of the shares because he has shared investment power of the shares.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Directors and executive officers are required to comply with section 16(a) of the Securities Exchange Act of 1934, which requires generally that such persons file reports regarding ownership of and transactions in securities of the Company on Forms 3, 4, and 5. A Form 3 is an initial statement of ownership of securities, which is to be filed by the officers and directors owning shares in the Company within 10 days
after the effective date of the Company's filing on Form 10-SB.    Form 4
is to report changes in beneficial ownership and is due on or before the tenth day of the month following any month in which they engage in any transaction in the Company's common stock. Form 5 covers annual statement of changes in beneficial ownership which is due 90 days after the fiscal year end of the Company. Messrs. Liebich, Pope and Fryer were inadvertently late in filing reports on Form 3 and Form 5 for the year ended December 31, 1995. And Mr. Fryer inadvertently was late in filing a report on Form 4 regarding the sale of 4,800 common shares of the Company in 1996.

EXECUTIVE COMPENSATION

       The following table sets forth certain summary information concerning the compensation paid or accrued over each of the Registrant's last three completed fiscal years to the Company's, or its principal subsidiaries, chief executive officers during such period (as determined at December 31, 1996 the end of the Registrant's last completed fiscal year).

                        Summary Compensation Table
                       ----------------------------
                                                Annual Compensation
Name and Principal                                       Other Annual
Position                       Year    Salary    Bonus   Compensation
---------------------          -----   -------   ------ --------------
Ehrenfried Liebich              1996       -0-      -0-            -0-
President/Director              1995       -0-      -0-            -0-
                                1994       -0-      -0-            -0-

Keith Fryer (1)                 1996    65,321      -0-            -0-
Vice President/Director         1995    77,950      -0-            -0-
                                1994    60,000      -0-            -0-

John F. Pope (2)                1996    45,500      -0-            -0-
Vice President/Secretary        1995    46,850      -0-            -0-
Treasurer/Director              1994    94,450      -0-            -0-

Markus J. Lenger                1996    23,944      -0-            -0-
President                       1995       -0-      -0-            -0-
                                1994       -0-      -0-            -0-
------------------------------------------------------------------------------
                                                                  All
                                   Stock   Options/             Other
Name and                    Year  Awards      SARs     LTIP    Payout
-----------------         ------ --------  --------  ------- ---------
Ehrenfried Libech           1996      -0-       -0-      -0-       -0-
                            1995      -0-       -0-      -0-       -0-
                            1994      -0-       -0-      -0-       -0-

Keith Fryer                 1996      -0-       -0-      -0-    65,415
                            1995      -0-       -0-      -0-       -0-
                            1994      -0-       -0-      -0-    80,000

John F. Pope               1996       -0-       -0-      -0-       -0-
                           1995       -0-       -0-      -0-       -0-
                           1994       -0-       -0-      -0-       -0-

Markus J. Lenger           1996       -0-       -0-      -0-       -0-
                           1995       -0-       -0-      -0-       -0-
                           1994       -0-       -0-      -0-       -0-
------------------------------------------------------------------------------

     (1) Keith Fryer provided consulting services to the Company through Keith Fryer Associates California, Inc., his private consulting business. The salary figures represent amounts paid by the Company to Keith Fryer Associates California, Inc. These services were provided on terms at least as favorable as could have been negotiated with an independent third party. The "other compensation" paid to Keith Fryer was in the form of commissions for license and equipment sales.

     (2) John Pope provided consulting services to the Company through his private consulting business, John F. Pope, Inc. The salary figures represent amounts paid by the Company to John F. Pope, Inc. For Mr. Pope's services to the Company as an officer and director overseeing the financial affairs of the Company. These services were provided on terms at least as favorable as could have been negotiated with an independent third party.

BONUSES AND DEFERRED COMPENSATION

     The Company does not have any bonus, deferred compensation, employee benefit, or retirement plan. Such plans may be adopted by the Company at such time as deemed reasonable by the board of directors. The Company does not have a compensation committee, all decisions regarding compensation are determined by the board of directors.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT

     There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in cash compensation set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a changing in control of the Company.

-----------------------------------------------------------------------------
                               PROPOSAL ONE:

                           ELECTION OF DIRECTORS
----------------------------------------------------------------------------

     A board of three (3) directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Name                Age    Director Since     Principal Occupation
------------------  ----   --------------     -------------------------
Ehrenfried Liebich  54     March 1989         President of the Company
Keith J. Fryer      47     March 1995         Vice President of the Company
John F. Pope        53     March 1989         Certified Management Accountant

     Set forth below is certain biographical information regarding each of the Company's nominees:

     EHRENFRIED LIEBICH is the President and a Director of the Company. Mr. Liebich first became involved with the Company in March 1989. Mr. Liebich was born and educated in Germany. After his formal secondary education in Germany he joined the Merchant Marine, which he left as a Ship's Officer with the Court Line, London, U.K. Mr. Liebich immigrated to Canada in 1965 where he started various businesses in the areas of real estate, investment, chemical distribution and electronics. In March of 1989 he became the President, a Director and controlling shareholder of the Company.

     KEITH J. FRYER is a Vice President and a Director of the Company. Mr. Fryer first became involved with the Company in August 1992. Mr. Fryer was educated in England and graduated from the Cheshire College of Further Education. He also studied at several UK colleges of management and became a member of the Institute of Marketing London in 1974. Mr. Fryer became a chartered member of the Institute in 1989. He has been a member of the Marketing Society London since 1989. He is also a life member of the Wig & Pen Club, The Strand, London. Mr. Fryer successfully operated Keith Fryer Associates England, a business he formed in 1986, that provided marketing consulting services in various business areas. In 1992, Mr. Fryer established Keith Fryer Associates California, Inc., a marketing consulting firm. Mr. Fryer became a Vice President and Director of the Company in March 1995.

     JOHN F. POPE is the Secretary, Treasurer, a Vice President and a Director of the Company. Mr. Pope first became involved with the Company in March 1989. Mr. Pope received a B.S. degree in business administration from Seton Hall University in 1963. He has also done post-graduate study at New
York University and University of Miami.   Mr. Pope has been certified as a
Certified Management Accountant by the Institute of Management Accountants. From November 1987 to the present, Mr. Pope has been self-employed as an independent financial consultant to various public and private companies. Mr. Pope became a Company Director in March 1989. He became the Secretary, Treasurer and a Vice President of the Company in January 1991.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        A VOTE "FOR" THIS PROPOSAL.
----------------------------------------------------------------------------
                               PROPOSAL TWO:

                               REVERSE SPLIT
----------------------------------------------------------------------------

     The Board of Directors of the Company has adopted a resolution to make a one for three reverse split of the issued and outstanding shares of the Company. There is currently a total of 9,459,696 shares issued and outstanding in the Company. In addition, the Board of Directors has adopted a 1997 Stock Option Plan which authorizes the issuance of 3,000,000 shares pursuant to the Plan. If the reverse split of the shares, as proposed by the Board of Directors is given effect, the outstanding shares of the Company shall be reduced to 3,153,232 shares and the shares authorized for issuance under the 1997 Stock Option Plan will be reduced to 1,000,000 shares. Under the terms of the resolution as adopted by the Board of Directors, the authorized common shares of the Company shall remain at 50,000,000 shares with a par value of $.001 per share.

     Although the laws of the State of Nevada authorize the Board of Directors to effect a reverse split of the issued and outstanding shares without approval of the shareholders, upon the advise of the Company's legal counsel this matter is being submitted to a vote of the shareholders prior to filing a certificate with the Secretary of State of Nevada to effect the reverse split of the shares.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       A VOTE "FOR" THIS PROPOSAL.

-----------------------------------------------------------------------------
                              PROPOSAL THREE:

                             STOCK OPTION PLAN
----------------------------------------------------------------------------

     The Board of Directors has approved a Stock Option Plan designated as The Quantum Group, Inc. 1997 Stock Option Plan (the "Plan").

     The purpose of the Plan will be to enable the Company to offer to its key employees, officers, directors, consultants and sales representatives an opportunity to acquire a proprietary interest in the Company.

     The Stock Option Plan will be administered by the Board of Directors of the Company or a Committee as may be determined by the Board of Directors. Pursuant to the Plan the Board of Directors or Committee will have authority to grant stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and/or other stock based awards.

     The total number of shares of common stock reserved and available for distribution under the plan shall be 3,000,000 shares. This number of shares however, if the reverse split of the stock is approved by shareholders, will be reduced to 1,000,000 shares.


     The Plan provides that two types of stock options may be granted under the Plan. The first in an Incentive Stock Option and the second is a Non-qualified Stock Option. An Incentive Stock Option may be granted under the Plan only within the ten-year period commencing from the effective date of the Plan and may only be exercised within ten years of the date of the grant or five years in the case of an Incentive Stock Option granted to a person who at the time of the grant owns shares equal to 10% or more of the total combined voting powers of all classes of stock of the Company.

     Stock options granted under the Plan will be granted with exercise prices of not less than 100% of the market value of the stock unless, the Incentive Stock Option is granted to a 10% stockholder of the Company in which case the exercise price shall not be less than 110% of the fair market value of the stock at the time of the grant. In the case of an Incentive Stock Option, the aggregate market value of the stock determined at the time of the grant may not exceed $100,000 in any calendar year.

     The Plan shall be effective as of the date on which the shareholders approve the Plan. The Plan shall continue to remain effective until such time no further awards may be granted and all of the awards granted under the Plan are no longer outstanding.

     The shares of stock to be distributed under the plan will not have been, as of the effective date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any option holder or shareholder to register the stock or to assist such person in obtaining an exemption from various registration requirements.

     Management of the Company believes that the shares underlying options subject to the Plan may be registered on Form S-8 adopted by the Securities and Exchange Commission and that such shares may also be issued based upon exemptions from registration under the Securities Act pursuant to Section 4(2) and Regulation D promulgated by the Securities and Exchange Commission.

     The Board of Directors has not granted any options or rights to acquire shares pursuant to the Plan and no such grants will be made until after approval of the Plan and the Board of Directors has determined that it is in the best interest of the Company to issue options under the Plan.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        A VOTE "FOR" THIS PROPOSAL.
-----------------------------------------------------------------------------
                              PROPOSAL FOUR:

                              PREFERRED STOCK
----------------------------------------------------------------------------

     It is proposed that the Articles of Incorporation be amended to create a class of preferred shares. Currently the Company is authorized to issue up to 50,000,000, $.001 par value common shares. In the opinion of management creation of a class of preferred shares of stock will create additional options to the Company to obtain additional financing for the expansion and growth of Company's operations. As proposed, the class of preferred shares would authorize the Board of Directors to issue in series or classes and to designate for each such series or class, the relative rights and preferences of such series on a case by case basis.


     Pursuant to laws of the State of Nevada and the Company's Articles of Incorporation and Bylaws, the Board of Directors is authorized to issue all capital shares of the Company without the approval of the shareholders. Currently, the Board of Directors does not have any present intent to issue any preferred shares of stock of the Company and is only proposing to create such class of preferred stock to facilitate expansion and growth of the Company in the future.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       A VOTE "FOR" THIS PROPOSAL.

----------------------------------------------------------------------------
                              PROPOSAL FIVE:

                               OTHER MATTERS
-----------------------------------------------------------------------------
     The Company knows of no other matters to be submitted to the meeting.
If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Ehrenfried Liebich
                         Ehrenfried Liebich, President
                         June 6, 1997




                          THE QUANTUM GROUP, INC.
                          1997 STOCK OPTION PLAN

SECTION 1.     PURPOSE; DEFINITIONS.

     1.1 Purpose. The purpose of The Quantum Group, Inc. (the "Company") 1997 Stock Option Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors, consultants and sales representatives whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company.
The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

          (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

          (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

          (f) "Company" means The Quantum Group, Inc., a corporation organized under the laws of the State of Nevada.

          (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

          (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          (i) "Effective Date" means the date set forth in Section 13.1, below.

          (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market



for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

          (k) "Holder" means a person who has received an award under the Plan.

          (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

          (o) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part be reference to, or is otherwise based upon, Stock.

          (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

          (q) "Plan" means The Quantum Group, Inc. 1997 Stock Option Plan, as hereinafter amended from time to time.

          (r) "Restricted Stock"means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
Section 8.

          (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

          (t) "Stock" means the Common Stock of the Company, par value $.001 per share.

          (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.





          (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

          (w) "Stock Reload Option" means any option granted under Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

          (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section 2.     Administration.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such terms as the Board may in each case determine, and shall be subject to removal at any time by the Board.

     2.2 Powers of Committee. The Committee shall have full authority, subject to Section 4, below, to award, pursuant to the terms of the Plan:
(i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock,
(iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

          (a) to select the officers, key employees, directors, consultants and sales representatives of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

          (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

          (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;


          (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

          (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated is cash and of dividend equivalents on deferred amounts denominated in Stock;







          (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

          (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     2.3  Interpretation of Plan.

          (a) Committee Authority. Subject to Section 4 and 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), to the otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

          (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 3.     STOCK SUBJECT TO PLAN.

     3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 3,000,000 shares. Share of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

     3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in
the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.     ELIGIBILITY.

     Awards may be made or granted to key employees, officers, directors, consultants and sales representatives who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

SECTION 5.     REQUIRED SIX-MONTH HOLDING PERIOD.

     Any equity security issued under this Plan may not be sold prior to six months from the date of the grant of the related award without the approval of the Company.

SECTION 6.     STOCK OPTIONS.

     6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock.

          (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

          (c)  Exercisability.   Stock Options shall be exercisable at such
time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

          (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provision of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

          (e) Transferability. No Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

          (f) Termination by Reason of Death. If a Holders' employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, which ever period is the shorter.

          (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant)
from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

          (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

          (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

          (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

     6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

SECTION 7.     STOCK APPRECIATION RIGHTS.

     7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.



     7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

          (a) Exercisability. Stock Appreciation Rights shall be exercisable as determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

          (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

          (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

          (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Rights shall not affect the number of shares of Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation right relates.

SECTION 8.     RESTRICTED STOCK.

     8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

          (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

          (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will

have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that
(i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vest requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to
Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 9.     DEFERRED STOCK.

     9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

     9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

          (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), shares certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

          (b) Rights of Holder. A person entitled to receive Deferred stock shall not have any rights of a stockholder by virtue of such award until the

expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral period and the issuance and delivery of such Stock to the Holder.

          (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

          (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock awards (or such installment).

SECTION 10.    OTHER STOCK-BASED AWARDS.

     10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable, in value in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

     10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

     10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.

SECTION 11.    ACCELERATED VESTING AND EXERCISABILITY.

     If (i) any person or entity other than the Company and/or any stockholders of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will

immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.

SECTION 12.    AMENDMENT AND TERMINATION.

     Subject to Section 4 hereof, the Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

SECTION 13.    TERM OF PLAN.

     13.1 Effective Date. The Plan shall be effective as of the date on which the Company's stockholders approved the Plan ("Effective Date").

     13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding.
Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.

SECTION 14.    GENERAL PROVISIONS.

     14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

     14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     14.3 Employees.

          (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (b) Termination for Cause. The Committee may, in the event a Holder's employment with the company or a Subsidiary is terminated for cause, annul any award granted under this Plan to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

     14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or made arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada (without regard to choice of law provisions).

     14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     14.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental
agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

     14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provision of any Agreement conflict with any terms or provision of the Plan, then such terms or provision shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

     14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                          THE QUANTUM GROUP, INC.

                                   PROXY

ANNUAL MEETING OF SHAREHOLDERS               THIS PROXY IS SOLICITED
JUNE 27,  1997                               BY MANAGEMENT


     The undersigned hereby appoints Ehrenfried Liebich, President or Keith
J. Fryer, Vice President, as proxy with full power of substitution, to vote shares of the undersigned in The Quantum Group, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the executive offices of the Company, Park Irvine Business Center, 14771 Myford Road Building B, Tustin, California 92780, at 2:00 p.m. local time on June 27, 1997.

     Please review each item and  check the appropriate box.

     1. To elect the following directors to serve for the ensuing year and until their successors are duly elected and qualified: Ehrenfried Liebich, John F. Pope and Keith J. Fryer.

          / / Authority Granted         / / Authority Withheld

     2. To approve of a one for three reverse split of the issued and outstanding common shares of The Quantum Group, Inc. as of June 27, 1997.

          / / Authority Granted         / / Authority Withheld

     3.  To approve the 1997 Stock Option Plan of the Company.

          / / Authority Granted         / / Authority Withheld

     4. To amend the Articles of Incorporation to create a class of Preferred Stock, to consist of 5,000,000 shares which may be issued in series or classes and with such other designation of rights and preferences as may be determined by the Board of Directors.

          / / Authority Granted         / / Authority Withheld

     5. To transact such other business as may properly come before the meeting, and, if necessary, to adjourn the meeting from time to time.

          / / Authority Granted         / / Authority Withheld

     This proxy will be voted in accordance with the authority granted. In the absence of directions otherwise, this proxy will be voted For each of the above matters.









     PLEASE DATE AND SIGN (EXACTLY) AS NAME APPEARS ON YOUR STOCK CERTIFICATE. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, SIGNATURES OF ALL SUCH PERSONS ARE REQUIRED. A CORPORATION SHOULD SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER STATING HIS TITLE. TRUSTEES, GUARDIANS, CUSTODIANS, EXECUTORS AND ADMINISTRATORS SHOULD SIGN IN THEIR OFFICIAL CAPACITY, GIVING THEIR FULL TITLE AS SUCH. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

     Dated the _____ day of June, 1997.


                              ____________________________________



                              ____________________________________
                              Signature(s) of Shareholder(s)
Return proxies to:
The Quantum Group, Inc.
Park Irvine Business Center
14771 Myford Road, Building B
Tustin, California 92780





